                                                                   EXHIBIT 10.29



                             PATENT OPTION AGREEMENT


               Offer of this agreement is open until June 8, 2001

  This Agreement is made as of the date set forth above the signatures of the parties below (the "EFFECTIVE DATE"), by and between the Massachusetts Institute of Technology, a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 ("M.I.T.") and Cerebrotec, Inc., a corporation having its principal office at 308A Hunnewell St., Needham, Massachusetts 02494 ("COMPANY").

         WHEREAS, M.I.T. is the owner of certain PATENT RIGHTS (as later defined herein) relating to M.I.T. Case No. [*] and has the right to grant licenses under said PATENT RIGHTS, subject only to a royalty-free, nonexclusive nontransferable license to practice the PATENT RIGHTS reserved by the United States Government;

         WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder; and

         WHEREAS, COMPANY desires a period of time in which to internally evaluate the PATENT RIGHTS, potential products and markets therefor, and in which to elect to negotiate a license.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Definition of PATENT RIGHTS. "PATENT RIGHTS" means the United States and foreign patents, patent applications, and provisional applications set forth on Appendix A.

         2. Grant of Option Right. M.I.T. hereby grants COMPANY an option to negotiate a worldwide, royalty-bearing, limited-term exclusive license under the PATENT RIGHTS in the following field: Stroke recovery (the "Option Right"). COMPANY may exercise the Option Right upon written notice to M.I.T. received by M.I.T. within six months after the EFFECTIVE DATE (the "Option Period"). If COMPANY does not elect to exercise the Option Right, or fails to exercise the Option Right during the Option Period, M.I.T. shall be free to license its rights under the relevant PATENT RIGHTS to any third party and this Agreement shall terminate. If COMPANY does elect to exercise the Option Right, M.I.T. and COMPANY shall negotiate in good faith a license agreement containing commercially reasonable terms and conditions. If M.I.T. and COMPANY are unable to reach agreement within ninety (90) days after COMPANY has exercised the Option Right, this Agreement shall terminate. Thereafter, M.I.T. may offer its rights in the PATENT RIGHTS to any third parties.

         3. Limited License. M.I.T. hereby grants COMPANY an internal use license during the Option Period to practice the PATENT RIGHTS solely for the purpose of


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                  COMPANY's internal evaluation of the PATENT RIGHTS in furtherance of this Agreement. During the Option Period, COMPANY shall use commercially reasonable efforts to evaluate the PATENT RIGHTS with a view toward creating a commercial product or process that will be covered by the PATENT RIGHTS.

                           In addition, M.I.T. hereby grants COMPANY an internal
                  use license during the Option Period to use, solely for the purpose of COMPANY's internal evaluation, the materials described and given to COMPANY under the terms of the Material Transfer Agreement ("TANGIBLE PROPERTY") attached herein as Appendix B.

         4. Option Fee. In consideration of the rights granted COMPANY under this Agreement, COMPANY shall pay to M.I.T. a nonrefundable option fee of Five Thousand Dollars ($5,000) on the EFFECTIVE DATE.

         5. Payment of Patent Expenses. Within thirty (30) days after M.I.T. invoices COMPANY, COMPANY shall reimburse M.I.T. for all patent-related expenses (including attorneys' fees) incurred by M.I.T. during the term of this Agreement in connection with obtaining or maintaining the PATENT RIGHTS.

                           During the Option Period, M.I.T. will notify COMPANY
                  in writing of any pending action on the U.S. patent applications corresponding to the PATENT RIGHTS that may result in such patent-related expenses exceeding Five Thousand Dollars ($5,000). Should COMPANY refuse to pay for such action, and if such action is necessary to retain U.S. patent rights, this agreement will terminate immediately.

                           During the Option Period, COMPANY may elect to have
                  M.I.T. file foreign patent applications corresponding to the PATENT RIGHTS in such countries as COMPANY may select by written notice on or before May 31, 2001, and such foreign filings shall be added to Appendix A and shall be included in the definition of PATENT RIGHTS. COMPANY shall reimburse M.I.T. for all patent-related expenses (including attorneys' fees) incurred by M.I.T. during the term of this Agreement in connection with obtaining or maintaining such foreign PATENT RIGHTS.

         6. Extension of Option Period. COMPANY shall have the right to extend the Option Period for an additional six (6) month period by giving M.I.T. written notice of such extension one month prior to the expiration of the Option Period. If COMPANY elects to extend the Option Period, then an option fee of Five Thousand Dollars ($5,000) shall be due and payable to M.I.T. at the time written notice of such extension is provided to M.I.T.

         7. Survival. Sections 4, 5, 6 (to the extent payments are due), 7, and 9 shall survive the expiration or termination of this Agreement.

                                       2
* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

         8. Termination for Default. In the event COMPANY commits a material breach of its obligations under this Agreement and fails to cure that breach within thirty (30) days after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

         9. Termination by COMPANY. COMPANY shall have the right to terminate this Agreement, for any reason upon at least sixty
                  (60) days prior written notice to M.I.T., such notice to state the date at least sixty (60) days in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. through such termination effective date. COMPANY shall not be responsible for patent-related expenses (including attorneys' fees) incurred by M.I.T. in connection with obtaining or maintaining PATENT RIGHTS after such terminate date.

         10.      Miscellaneous.

         (a) Representations, Warranties and Damages Disclaimers. EXCEPT AS EXPRESSLY STATED HEREIN, M.I.T. MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS AND TANGIBLE PROPERTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTWITHSTANDING THE FOREGOING, M.I.T. HEREBY REPRESENTS TO THE COMPANY THAT IT HAS THE FULL RIGHT POWER, CAPACITY AND AUTHORITY TO LICENSE AND DELIVER THE PATENT RIGHTS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

                           IN NO EVENT SHALL M.I.T., ITS TRUSTEES, DIRECTORS,
                  OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

         (b) Assignment. This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY, without the prior written consent of M.I.T.; provided, however, COMPANY may assign this Agreement, with written notice to M.I.T., in connection with a merger, consolidation or sale of all or substantially all of the assets of COMPANY, so long as the assignee shall agree in writing to be bound by all the terms


                                       3
* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                  and conditions hereof prior to such assignment. Failure of such assignee to so agree shall be grounds for termination by M.I.T.

         (c) Governing Law. This Agreement, and any disputes arising in connection herewith, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, irrespective of any conflicts of law principles.

         (d) Entire Agreement. This Agreement and the Material Transfer Agreement constitute the entire agreement between the parties with respect to the subject matter herein and supersedes all prior agreements or understanding between the parties relating to such subject matter.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized representative.

         THE EFFECTIVE DATE OF THIS AGREEMENT IS MAY 21, 2001.

MASSACHUSETTS INSTITUTE OF                        CEREBROTEC, INC.
TECHNOLOGY

By: Signature of File                             By: /s/ Seth Finklestein
    ----------------------------------------          --------------------------

Name:                                             Name: Seth Finklestein
     ---------------------------------------            ------------------------

Title: Director Technology Licensing Office       Title: President
       ------------------------------------              -----------------------




                                       4
* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                   APPENDIX A

                              LIST OF PATENT RIGHTS

         M.I.T. Case No. [*]





* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                   APPENDIX B

                      MASSACHUSETTS INSTITUTE OF TECHNOLOGY

                                CEREBROTEC, INC.

                           MATERIAL TRANSFER AGREEMENT

The Massachusetts Institute of Technology (hereinafter "M.I.T.") and Dr. Ram Sasisekharan (hereinafter "PROVIDER SCIENTIST") agree to provide Dr. Seth Finklestein (hereinafter "RECIPIENT SCIENTIST") OF Cerebrotec, Inc. (hereinafter "RECIPIENT") with material as described below subject to the terms and conditions set forth in this Agreement.

                                 I. DEFINITIONS

1. ORIGINAL MATERIAL: shall be the [*]

2. MATERIAL; ORIGINAL MATERIAL, PROGENY, and UNMODIFIED DERIVATIVES. The MATERIAL shall not include: (a) MODIFICATIONS, or (b) other substances created by the RECIPIENT through the use of the MATERIAL which are not MODIFICATIONS, PROGENY, or UNMODIFIED DERIVATIVES.

3. PROGENY: Unmodified descendant from the MATERIAL, such as virus from virus, cell from cell, or organism from organism.

4. UNMODIFIED DERIVATIVES: Substances created by the RECIPIENT which constitute an unmodified functional subunit or product expressed by the ORIGINAL MATERIAL. Some examples include subclones of unmodified cell lines, purified or fractionated subsets of the ORIGINAL MATERIAL, proteins expressed by DNA/RNA supplied by M.I.T., or monoclonal antibodies secreted by a hybridoma cell line.

5. MODIFICATIONS: Substances created by the RECIPIENT which contain/incorporate the MATERIAL.

6. COMMERCIAL PURPOSES: Shall mean the sale, lease, license, or other transfer of the MATERIAL or MODIFICATIONS. COMMERCIAL PURPOSES shall also include uses of the MATERIAL or MODIFICATIONS by the organization, including RECIPIENT, to perform contract research, to screen compound libraries, to produce or manufacture products for general sale, or to conduct research activities that result in any sale, lease, license, or transfer of the MATERIAL or MODIFICATIONS.

                   II. TERMS AND CONDITIONS OF THIS AGREEMENT

1. M.I.T. retains ownership of the MATERIAL, including any MATERIAL contained or incorporated in MODIFICATIONS.

2. The RECIPIENT retains ownership of: (a) MODIFICATIONS (except that, M.I.T. retains ownership rights to the MATERIAL (included therein), and (b) those substances created




* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

through the use of the MATERIAL or MODIFICATIONS, but which are not PROGENY, UNMODIFIED DERIVATIVES or MODIFICATIONS (i.e., do not contain the ORIGINAL MATERIAL, PROGENY, UNMODIFIED DERIVATIVES). If either 2(a) or 2(b) results from the collaborative efforts of M.I.T. and the RECIPIENT, joint ownership may be negotiated.

3. The RECIPIENT and the RECIPIENT SCIENTIST agree that the MATERIAL:

         (a) is to be used solely for the purpose defined in Attachment A (the "PURPOSE");

         (b) will not be used in human subjects, in clinical trials, or for diagnostic purposes involving human subjects;

         (c) is to be used only at the RECIPIENT organization and only in the RECIPIENT SCIENTIST's laboratory under the direction of the RECIPIENT SCIENTIST or others working under his/her direct supervision; and (d) will not be transferred to anyone else within the RECIPIENT organization without the prior written consent of M.I.T.

4. This Agreement is not assignable, whether by operation of law or otherwise, other than in connection with a merger, consolidation, or sale of substantially all of the assets of RECIPIENT. RECIPIENT may not transfer the MATERIAL to third parties, except that MATERIAL may be transferred to a third party with which RECIPIENT is MERGED, consolidated or sold.

5. The RECIPIENT acknowledges that the MATERIAL is or may be the subject of a patent application. Except as provided in this Agreement, no express or implied licenses or other rights are provided to the RECIPIENT under any patents, patent applications, trade secrets or other proprietary rights of M.I.T., including any altered forms of the MATERIAL made by M.I.T. In particular, no express or implied licenses or other rights are provided to use the MATERIAL, MODIFICATIONS, or any related patents of M.I.T. for COMMERCIAL PURPOSES.

6. If the RECIPIENT desires to use or license the MATERIAL or MODIFICATIONS for COMMERCIAL PURPOSES, the RECIPIENT agrees, in advance of such use, to negotiate in good faith with the PROVIDER to establish the terms of a commercial license. It is understood by the RECIPIENT that the PROVIDER shall have no obligation to grant such a license to the RECIPIENT, and may grant exclusive or non-exclusive commercial licenses to others, or sell or assign all or part of the rights in the MATERIAL to any third party(ies), subject to any pre-existing rights held by others and obligations to the Federal Government.

7. The RECIPIENT is free to file patent application(s) claiming inventions made by the RECIPIENT through the use of the MATERIAL but agrees to notify M.I.T. upon filing a patent application claiming MODIFICATIONS or method(s) of manufacture or use(s) of the MATERIAL.

8. Any MATERIAL delivered pursuant to this Agreement is understood to be experimental in name and may have hazardous properties. M.I.T. MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.

9. Except to the extent prohibited by law, the RECIPIENT assumes all liability for damages which may arise from its use, storage or disposal of the MATERIAL. M.I.T. will not be liable to the RECIPIENT for any loss, claim or demand made by the RECIPIENT, or made against the RECIPIENT by any other party, due to or arising from the use of the MATERIAL by the RECIPIENT, except to the extent permitted by law when caused by the gross negligence or willful misconduct of M.I.T.

10. This agreement shall not be interpreted to prevent or delay publication of research findings resulting from the use of the MATERIAL or the MODIFICATIONS. The RECIPIENT SCIENTIST agrees to provide appropriate acknowledgement of the source of the MATERIAL in all publications.

11. The RECIPIENT agrees to use the MATERIAL in compliance with all applicable statutes and regulations, including Public Health Service and National Institute of Health regulations and guidelines such as, for example, [illegible] relating to research involving the use of animals or recombinant DNA.

12. This Agreement will terminate on the earliest of the following dates: (a) when the MATERIAL becomes generally available from third parties, for example, though reagent catalogs or public depositories or (b) the completion of the PURPOSE with the MATERIAL, or (c) on thirty (30) days written notice by either party to the other, or (d) upon the termination of the Option Agreement effective May __, 2001, by and between the PROVIDER and RECIPIENT, provided that:

         (a) if termination should occur under 13(a), the RECIPIENT shall be bound to the PROVIDER by the least restrictive terms applicable to the MATERIAL obtained from the then-available resources; and
         (b) if termination should occur under 13(b), (c), or (d) above, the RECIPIENT will discontinue its use of the MATERIAL and will, upon direction of the PROVIDER, return or destroy any remaining MATERIAL. The RECIPIENT, at its discretion, will also either destroy the MODIFICATIONS or remain bound by the terms of this agreement, as the apply to MODIFICATIONS.

13. Paragraphs 5, 8 and 9 shall survive termination.

If you agree to accept the MATERIAL under the above conditions, please have two
(2) original copies of this Agreement signed by an authorized representative of RECIPIENT and RECIPIENT SCIENTIST and either PROVIDER SCIENTIST or an authorized representative of M.I.T. and return one original to:







* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                           Material Transfer Coordinator
                           Technology Licensing Office
                           Massachusetts Institute of Technology
                           77 Massachusetts Ave., Room NE25-230
                           Cambridge, MA 02139

The MATERIAL will be sent to you as soon as possible after receipt of the signed Agreement.

MASSACHUSETTS INSTITUTE OF                      CEREBROTEC, INC.
TECHNOLOGY

By: Signature on File                           By: /s/ Seth Finklestein
    ----------------------------------------        ----------------------------

Name:                                           Name: Seth Finklestein
     ---------------------------------------          --------------------------

Title: Director Technology Licensing Office     Title: President
       ------------------------------------            -------------------------

Date: May 8, 2001                               Date: 5/23/01
      --------------------------------------          --------------------------

DR. RAM SASISEKHARAN                            DR. SETH FINKLESTEIN

By: /s/ Ram Sasisekharan                        By: /s/ Seth Finklestein
    ----------------------------------------        ----------------------------

Name: Ram Sasisekharan                          Name: Seth Finklestein
      --------------------------------------          --------------------------

Title: Assoc. Prof. MIT                         Title: President, Cerebrotec
       -------------------------------------           -------------------------

Date: May 24, 01                                Date: 5/23/01
      --------------------------------------          --------------------------



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT A

                                   THE PURPOSE

Cerebrotec, Inc. plans to evaluate the MATERIAL in rat models of stroke recovery as a potential therapeutic to reduce neurological disability following stroke.







* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.